UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 22, 2017

RAIT Financial Trust

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	1-14760	23-2919819
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th St., 23rd Floor, Philadelphia, Pennsylvania		19103
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(215) 207-2100

N/A

________________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2017, RAIT Financial Trust (“RAIT”), RAIT Partnership, L.P. (the “Operating Partnership”), Taberna Realty Finance Trust (“TRFT”), and RAIT Asset Holdings IV, LLC (“RAIT IV”) and together with RAIT, the Operating Partnership and TRFT, the “Issuer Parties”) and ARS VI Investor I, LP, (formerly known as ARS VI Investor I, LLC (the “Investor”) entered into a Securities Repurchase Agreement (the “2017 Repurchase Agreement”). The 2017 Repurchase Agreement sets forth the terms and conditions whereby RAIT agreed to repurchase and cancel 402,280 Series D Cumulative Redeemable Preferred Shares of Beneficial Interest, par value $0.01 per share, of RAIT (such series being referred to as the “Series D Preferred Shares” and such shares being repurchased being referred to as the  “Repurchased Shares”) and RAIT IV would repurchase and cancel 402,280 Preferred Units of RAIT IV (the “Repurchased Units,” and, together with the Repurchased Shares, the “Repurchased Securities”) for a purchase price of $10,057,000, together with any accrued and unpaid dividends on the Repurchased Shares to but excluding the date of repurchase.  The 2017 Repurchase Agreement provides that the closing of the repurchase of the Repurchased Securities would occur within five business days after the satisfaction or waiver of defined conditions, including, without limitation, that the closing of the securitization transaction referenced in Item 8.01 of this report had occurred.   The closing of the repurchase of the Repurchased Securities occurred on June 26, 2017.

Andrew M. Silberstein serves as a Trustee on RAIT’s Board of Trustees, (the “Board) as the Investor Board Designee (as defined in the Securities Purchase Agreement (the “Securities Purchase Agreement”) dated as of October 1, 2012 by and among the Issuer Parties and the Investor). Mr. Silberstein is an equity owner of Almanac Realty Investors, LLC (“Almanac”), an officer of the Investor and holds indirect equity interests in the Investor. Pursuant to the Securities Purchase Agreement, RAIT sold to the Investor on a private placement basis in four sales between October 2012 and March 2014 for an aggregate purchase price of $100,000,000 the following securities, in the aggregate: (i) 4,000,000 Series D Preferred Shares, (ii) common share purchase warrants exercisable for RAIT common shares (the “Common Shares”) and (iii) common share appreciation rights with respect to Common Shares. On December 7, 2016, RAIT entered into a securities repurchase agreement with the Investor whereby RAIT repurchased and canceled 464,000 Series D preferred shares for a purchase price of $11,600,000 which resulted in a decrease from 4,000,000 Series D preferred shares issued to 3,536,000 Series D preferred shares issued and outstanding (and a corresponding decrease in the number of outstanding Preferred Units of RAIT IV). After giving effect to the transactions contemplated by the 2017 Repurchase Agreement,  the Investor holds 3,133,720 Series D Preferred Shares, which represents all of the outstanding Series D Preferred Shares as of the date hereof (and a corresponding number of outstanding Preferred Units of RAIT IV).  For further information about RAIT’s transactions with the Investor and its affiliates, see note 9 and note 12 to the financial statements included in RAIT’s most recent quarterly report on Form 10-Q.

The above summary of the 2017 Repurchase Agreement does not purport to be complete and is qualified in its entirety by the 2017 Repurchase Agreement attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On June 26, 2017, on the recommendation of RAIT’s Nominating and Governance Committee of the Board (the “N&G Committee”), the Board, effective as of July 9, 2017, increased the size of the Board from nine to eleven Trustees and appointed Nancy Jo Kuenstner and Justin P. Klein to serve as Trustees of RAIT to fill the vacancies created on the Board as a result of such increase.

Nancy Jo Kuenstner, age 64, will begin serving as a Trustee of RAIT on July 9, 2017.  Ms. Kuenstner has been engaged in consulting since 2012, acting as an independent contractor to Cambridge Global Payments and Stifel Nicolaus. She served as President, Chief Executive Officer and Director of The Law Debenture Trust Company of New York from March 2001 to December 2008. She was a Director of CreXus Investment Corp. from September 2009 to May 2013 and has also served as a Director of EOS Preferred Corp from May 2011 to July 2012. Her prior banking and finance experience also includes time at both Citigroup Inc. and JPMorgan & Co., Inc.

Justin P. Klein, age 70, will begin serving as a Trustee of RAIT on July 9, 2017.  Mr. Klein is a partner at Ballard Spahr LLP (“Ballard”), a national law firm with which he has been a partner since 1992.  Mr. Klein is a respected corporate counselor and practitioner in the areas of securities law and corporate governance and also represents parties in regulatory and enforcement proceedings before the Securities and Exchange Commission (the “SEC”), state securities commissions, and securities industry self-regulatory organizations.  Mr. Klein has chaired the Business Law Section of the Philadelphia Bar Association and the National Mediation and Arbitration Committee of the National Association of Securities Dealers, Inc. (now FINRA).   Prior to entering private practice, Mr. Klein held numerous positions at the SEC between 1974 and 1983, ending as Assistant Director of the Division of Corporation Finance.

The Board has determined that each of Ms. Kuenstner and Mr. Klein qualifies as an “independent” Trustee as such term is defined in RAIT’s Trust Governance Guidelines, which includes meeting the independence standards under Rule 303A.02 of the New York Stock Exchange Listed Company Manual.  Ms. Kuenstner and Mr. Klein were not initially named to any Board committee.

Ms. Kuenstner and Mr. Klein will each receive pro-rated compensation for their respective service (consisting of cash retainers and eligibility for equity awards) under RAIT’s trustee compensation programs applicable to non-employee members of the Board equal to approximately one-half of the amounts described for 2017 in RAIT’s Definitive Proxy Statement on Schedule 14A filed on May 15, 2017 with the SEC, as supplemented on June 2, 2017, for its 2017 annual meeting of shareholders (the “2017 Annual Meeting”).  RAIT expects Ms. Kuenstner and Mr. Klein will each enter into the standard indemnification agreement with RAIT which RAIT offers to its executive officers and Trustees referenced as Exhibit 10.1.1 to RAIT’s Annual Report on Form 10-K for its fiscal year ended December 31, 2016.

The appointment of Ms. Kuenstner and Mr. Klein to the Board satisfies certain obligations of RAIT under a previously disclosed Cooperation Agreement (the “Cooperation Agreement”) dated May 25, 2017 with Highland Capital Management, L.P. (“Highland”) and other signatories to the Cooperation Agreement (Highland and such signatories collectively being referred to as the “Highland Group”).  Pursuant to the Cooperation Agreement, RAIT had agreed, among other things, that (i) following the certification of the vote of RAIT’s shareholders at the 2017 Annual Meeting, but no later than forty-five calendar days from the date of execution of the Cooperation Agreement, the Board would appoint either Nancy Jo Kuenstner or Andrew C. Richardson to its membership (the “New Trustee”) to serve on the Board until the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”), and (ii) within one hundred twenty calendar days from the execution of the Cooperation Agreement, the Board would appoint a new trustee (the “Second New Trustee”) who would not be an Affiliate or Associate (as such terms are defined in Rule 12b-2 of the Exchange Act) of the Highland Group (or a previous member of a Schedule 13D group with any member of the Highland Group) to serve on the Board until the 2018 Annual Meeting.  Nancy Jo Kuenstner will serve as the New Trustee and Justin P. Klein will serve as the Second New Trustee.

RAIT is not aware of any transaction involving Ms. Kuenstner that requires disclosure under Item 404(a) of Regulation S-K.  While RAIT was required by the Cooperation Agreement to appoint either Ms. Kuenstner or Mr. Richardson as the New Trustee, on the terms and subject to the conditions therein, Ms. Kuenstner was not a signatory to the Cooperation Agreement and RAIT does not believe Ms. Kuenstner had a material interest in the Cooperation Agreement.

While Mr. Klein’s appointment satisfies RAIT’s obligation to appoint the Second New Trustee under the Cooperation Agreement, Mr. Klein was not named in the Cooperation Agreement, Mr. Klein was not a signatory to the Cooperation Agreement and RAIT does not believe Mr. Klein had a material interest in the Cooperation Agreement.  As indicated above, Mr. Klein is a partner of Ballard.  Since January 1, 2016, the relevant period for which Item 404(a) of Regulation S-K requires disclosure, the Board, committees of the Board and RAIT have engaged Ballard, including Mr. Klein, to provide legal services on a variety of matters, continue to engage Ballard on matters and may in the future engage Ballard with respect to new matters.  For these services, RAIT paid Ballard approximately $378,218 during 2016 and approximately $65,741 to date during 2017.

Additional information about Ms. Kuenstner and Mr. Klein can be found in the press release issued by RAIT on June 27, 2017, a copy of which is attached hereto as Exhibit 99.1.

(e) RAIT Financial Trust 2017 Incentive Award Plan

On June 22, 2017, at the 2017 Annual Meeting, the shareholders of RAIT approved a proposal to amend and restate the “RAIT Financial Trust 2012 Incentive Award Plan,” (the “Plan”), including renaming the plan as the “RAIT Financial Trust 2017 Incentive Award Plan,” increasing the number of Common Shares authorized for issuance under the Plan and extending the term of the Plan. The description of the terms and conditions of the Plan set forth in RAIT’s Definitive Proxy Statement on Schedule 14A filed on May 15, 2017 with the SEC under the caption “PROPOSAL 3. APPROVAL OF THE AMENDMENT AND RESTATEMENT OF RAIT’S 2012 INCENTIVE AWARD PLAN,” together with the description of changes to the terms and conditions of the Plan set forth in RAIT’s proxy statement supplement filed on June 2, 2017 with the SEC under the caption “Changes to Proposal No. 3—Approval of the Amendment and Restatement of RAIT’s 2012 Incentive Award Plan” relating to the 2017 Annual Meeting, are incorporated herein by reference. A copy of the Plan as amended and restated is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 26, 2017, on the recommendation of the N&G Committee, the Board approved the amendment of Section 416 of RAIT’s Amended and Restated Bylaws (the “Bylaws”).  The Board amended Section 402(a) of the Bylaws to increase the maximum number of trustees that may comprise the Board from nine trustees to eleven trustees.  This summary is subject to and qualified in its entirety by reference to the text of the First Amendment to the Amended and Restated Bylaws of RAIT which is included as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 22, 2017, RAIT held its 2017 Annual Meeting to vote on the following matters, which are described in detail in RAIT’s Definitive Proxy Statement on Schedule 14A filed on May 15, 2017 with the SEC, as supplemented on June 2, 2017 (collectively, the “Proxy Statement”): (i) to elect the nine Trustees named in the Proxy Statement to serve on the Board until the next annual meeting of shareholders in 2018 and, thereafter, until their successors are duly elected and qualified (“Proposal 1”); (ii) to approve the selection of KPMG LLP as the independent registered public accounting firm for RAIT for the fiscal year ending December 31, 2017 (“Proposal 2”); (iii) to approve the amendment and restatement of the RAIT Financial Trust 2012 Incentive Award Plan, including renaming the plan as the RAIT Financial Trust 2017 Incentive Award Plan, increasing the number of Common Shares authorized for issuance under the Plan, revising Plan features to provide additional shareholder protections and extending the term of the Plan (“Proposal 3”); (iv) to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Proxy Statement for the 2017 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related compensation tables and narrative discussion (“Proposal 4”); and (v) to determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of the Named Executive Officers as set forth in RAIT’s Proxy Statement should be every year, every two years, or every three years (“Proposal 5”).

As discussed above, on May 25, 2017, RAIT entered into the Cooperation Agreement with the Highland Group pursuant to which the Highland Group agreed to, among other things, withdraw the purported notice of nomination submitted by a Highland affiliate proposing the nomination of five proposed candidates for election to the Board at the 2017 Annual Meeting, terminate its then pending proxy contest against RAIT and vote its Common Shares for the Board’s recommended candidates for election to the Board at the 2017 Annual Meeting.  The terms and conditions of the Cooperation Agreement were previously disclosed under Item 1.01 in a Current Report on Form 8-K filed with the SEC on May 26, 2017 (the “5/26/17 8K”), which Current Report was also filed as soliciting material under Rule 14a-12 of the Exchange Act.  The description of the Cooperation Agreement in the Current Report on Form 8-K filed on May 26, 2017 is incorporated by reference herein  and is qualified in its entirely by reference to the full text of the Cooperation Agreement which was filed as Exhibit 10.1 to the 5/26/17 8K.

At the 2017 Annual Meeting, 82,788,626 Common Shares entitled to vote at the 2017 Annual Meeting were represented in person or by proxy, constituting a quorum consisting of approximately 89.32% of the Common Shares entitled to vote at the 2017 Annual Meeting.

At the 2017 Annual Meeting, pursuant to RAIT’s Definitive Proxy Statement on Schedule 14A filed on May 15, 2017 with the SEC, as supplemented on June 2, 2017, the voting results were as follows:

Proposal 1. Each of the following nine nominees recommended by the RAIT Board were elected to the Board of Trustees to serve on our Board of Trustees until the next annual meeting of shareholders in 2018 and, thereafter, until their successors are duly elected and qualified as follows:

Trustee	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Malter	56,339,458	2,119,534	24,331,384
Andrew Batinovich	55,987,309	2,471,683	24,331,384
Scott L.N. Davidson	56,393,476	2,065,516	24,331,384
Frank A. Farnesi	46,999,579	11,159,413	24,331,384
S. Kristin Kim	46,995,546	11,463,446	24,331,384
Jon C. Sarkisian	56,333,134	2,125,858	24,331,384
Andrew M. Silberstein	56,514,821	1,944,171	24,331,384
Murray Stempel, III	46,709,989	11,749,003	24,331,384
Thomas D. Wren	56,684,892	1,774,100	24,331,384

At the time of the 2017 Annual Meeting, the nine nominees listed above were the only candidates nominated for election. As described above, pursuant to the Cooperation Agreement, the Highland Group caused a Highland affiliate to withdraw its previously submitted purported notice of nomination.

Proposal 2. The proposal to approve the selection of KPMG LLP as RAIT’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was approved as follows:

Votes For	80,298,859
Votes Withheld	2,262,287
Abstain	229,229
Broker Non-Votes	0

Proposal 3. The proposal to approve an amendment and restatement of the Plan was approved as follows:

Votes For	53,394,404
Votes Withheld	4,523,512
Abstain	541,074
Broker Non-Votes	24,331,387

Proposal 4. The proposal to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Definitive Proxy Statement on Schedule 14A filed on May 15, 2017 with the SEC, together with RAIT’s revised definitive proxy materials filed on June 2, 2017 with the SEC, was approved as follows:

Votes For	52,816,284
Votes Withheld	4,607,145
Abstain	1,035,563
Broker Non-Votes	24,331,384

Proposal 5. The voting results are set forth below on the proposal that the shareholders of RAIT determine, on an advisory basis, whether the preferred frequency of an advisory vote on the executive compensation of RAIT’s named executive officers should be every year, every two years, or every three years. Based on these voting results, RAIT’s Board of Trustees has determined that RAIT will hold a vote on executive compensation every year until the next required advisory vote on the frequency of such vote, which will occur no later than RAIT’s Annual Meeting of Shareholders in 2023.

One Year	48,721,429
Two Years	456,493
Three Years	8,449,273
Votes Abstain	831,799
Broker Non-Votes	24,331,383

Item 8.01 Other Events.

On June 26, 2017, RAIT issued a press release announcing the closing of a non-recourse, floating-rate commercial mortgage backed securities transaction on June 23, 2017.  A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits .

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report.  Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

June 28, 2017	By:	/s/ Scott L.N. Davidson

Name: Scott L.N. Davidson
Title: Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

3.1	First Amendment to the Amended and Restated Bylaws of RAIT.
10.1

Securities Repurchase Agreement dated as of June 22, 2017 by and among ARS VI Investor I, LP, RAIT Financial Trust, RAIT Partnership, L.P. Taberna Realty Finance Trust, and RAIT Asset Holdings IV, LLC.

10.2	RAIT Financial Trust 2017 Incentive Award Plan, as Amended and Restated June 22, 2017.
99.1	Press Release.
99.2	Press Release.